SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 27, 2005


                         HARBOR FLORIDA BANCSHARES, INC.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                     000-22817                 65-0813766
-------------------------------------------------------------------------------
(State or other jurisdiction         (Commission              (IRS Employer
        of incorporation)            File Number)           Identification No.)


                   100 S. Second Street, Fort Pierce, FL 34950
-------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code (772) 461-2414




-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.02.  Results of Operations and Financial Condition

         On September 27, 2005, Harbor Florida Bancshares, Inc. ("Bancshares") announced that its fourth quarter earnings would be released on Friday, October 14, 2005.


Item 9.01.  Financial Statements and Exhibits

         A copy of the press release dated September 27, 2005 is attached as
Exhibit 99.




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  September 27, 2005             HARBOR FLORIDA BANCSHARES,
                                         INC., Registrant


                                       By: /s/
                                           ____________________________________
                                           Name:  H. Michael Callahan
                                           Title:  Senior Vice President and
                                           Chief Financial Officer


Exhibit No.                Description

99                         Press release dated September 27, 2005

                                                                Exhibit 99


HARBOR FLORIDA BANCSHARES, INC. ANNOUNCES
DATE OF FOURTH QUARTER EARNINGS RELEASE

FOR IMMEDIATE RELEASE: September 27, 2005

     (Fort  Pierce,  FL)  Harbor  Florida   Bancshares,   Inc. ("the  Company")
(NASDAQ-HARB), the holding company for Harbor Federal Savings Bank ("the Bank"), announced today that its fourth quarter earnings would be released on Friday, October 14, 2005.

CONTACT: Michael J. Brown, Sr., President, (772) 460-7000; H. Michael Callahan, CFO, (772) 460-7009: or Toni Santiuste, InvestorRelations, (772) 460-7002: http://www.harborfederal.com.